                                                                    EXHIBIT 10.2



                                                                       EXECUTION
                                                                            COPY


                                 First Amendment


                  First Amendment, dated as of September 24, 2002 (this "Amendment"), to the Amended and Restated Receivables Purchase Agreement, dated as of December 20, 2001 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among Collins & Aikman Products Co. ("C&A"), its wholly-owned direct and indirect subsidiaries named therein as sellers from time to time (together with C&A, the "Sellers") and Carcorp, Inc., as purchaser (the "Purchaser").


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, the Sellers and the Purchaser are parties to the Receivables Purchase Agreement; and

                  WHEREAS, the Sellers and the Purchaser have requested, and the Funding Agents and the Required Committed Purchasers have consented to, certain modifications as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Defined Terms. Terms defined in the Receivables Purchase Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Receivables Purchase Agreement.

                  2. Amendment to Section 3.2 of the Receivables Purchase Agreement. Section 3.2 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 3.2 Payment of Purchase Price.

                  (a) The Purchase Price for each Receivable sold hereunder on any Business Day shall be paid or provided for on the Business Day on which such sale occurred (i) by payment in immediately available funds to the extent the Purchaser has such funds available in excess of necessary working capital and
(ii) to the extent such funds are not available, by increasing the principal amount due under the U.S. Dollar Seller Note or Canadian Dollar Seller Note, as applicable (by notation on the grid attached thereto by the Collection Agent; provided, that the failure to make any such notation or any error in such grid shall not adversely affect any Seller's rights), in an aggregate principal amount up to the remaining portion of the Purchase Price (each, an "Advance"); provided, however, that the aggregate principal amount of all Seller Notes (with the Canadian Dollar Seller Note being converted into U.S. Dollars based upon the Canadian Exchange Percentage) on any Business Day shall not exceed 49% of (x) the aggregate Purchase Price of the Receivables purchased hereunder existing on such Business Day minus (y) an amount equal to the Net Investment (the "Advance Limit"). Any such addition to the principal amount of the Seller Notes shall be allocated among the Sellers by the Collection Agent in accordance with the provisions of this Section 3.2(a); provided, however, that (A) additions to the principal amount of the U.S. Dollar Note may only be made to evidence the purchase price of Receivables denominated in U.S. Dollars and (B) additions to the principal amount of the Canadian Dollar Note may only be made to evidence the purchase price of Receivables denominated in Canadian Dollars. To the extent that the Purchaser does not have sufficient cash or availability under the Seller Notes to pay the total Purchase Price for Receivables sold on any Business Day in full, C&A, to the extent Purchase Price is owing, may, at its option, make a capital contribution of cash and/or Receivables and Related Security to the Purchaser. No sales of Receivables by a Seller shall be made hereunder on and after the Purchase Termination Date relating to such Seller.

                  (b) The Receivables with respect to which the Purchase Price therefor is paid pursuant to Section 3.2(a)(i) and (ii) are referred to herein as "Purchased Receivables" and the Receivables with respect to which the Purchase Price therefor is paid pursuant to the third sentence of Section 3.2(a) are referred to herein as "Contributed Receivables." The Purchased Receivables and the Contributed Receivables are collectively referred to herein as the "Transferred Receivables".

                  (c) The Collection Agent shall be responsible, in its sole discretion but in accordance with subsection 3.2(a), for allocating among the Sellers the payment of the Purchase Price for Receivables either in the form of cash received from the Purchaser or as an addition to the principal amount of the applicable Seller Note. The Purchaser shall be entitled to pay all amounts in respect of the Purchase Price of Receivables and Related Security to an account of the Collection Agent for allocation by the Collection Agent to the Sellers, and each of the Sellers hereby appoints the Collection Agent as its agent for the purposes of receiving such payments and making such allocations and hereby authorizes the Purchaser to make all payments due to such Seller directly to, or as directed by, the Collection Agent. The Collection Agent hereby accepts and agrees to such appointment. All payments under this Agreement
(i) to the extent such payments are made in Canadian Dollars, shall be made not later than 3:00 p.m. (New York City time) on the date specified therefor in Canadian Dollars in same day funds or by check, as the Collection Agent shall elect and (ii) in all other cases, shall be made not later than 3:00 p.m. (New York City time) on the date specified therefor in U.S. dollars in same day funds or by check, as the Collection Agent shall elect, and, for purposes of clauses
(i) and (ii) above, to the bank account designated in writing by the Collection Agent to the Purchaser."

                  3. Amendment to Section 5.1 of the Receivables Purchase Agreement. Section 5.1(p) of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "(p) Change of Name, Etc. Such Seller shall not change its name, the state of its formation, its structure or the location of its chief executive office, unless at least ten (10) days prior to the effective date of any such change such Seller delivers to the Purchaser and the Administrative Agent (i) such documents, instruments or agreements, executed by such Seller as are necessary to reflect such change and to continue the perfection of the Purchaser's interest in the Receivables, Related Security, Collections and Proceeds with respect thereto (provided, that such Seller shall be required to file under the Relevant UCC any such documents that are financing statements), and (ii) new or revised Lockbox Agreements executed by the Lockbox Banks to the extent necessary to enable the Administrative Agent, on behalf of the Funding Agents, the Committed Purchasers and the CP Conduit Purchasers, to exercise its rights under the Transaction Documents."

                  4. Amendment to Section 8.1 of the Receivables Purchase Agreement. Section 8.1 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 8.1 Seller Notes. On the later of the First Amendment Effective Date and the applicable Seller Effective Date, the Purchaser shall issue to each related Seller (i) a note substantially in the form of Exhibit B-1 (as amended, supplemented or otherwise modified from time to time, a "U.S. Dollar Seller Note") and (ii) a note substantially in the form of Exhibit B-2 (as amended, supplemented or otherwise modified from time to time, a "Canadian Dollar Seller Note"); provided, that by the execution of this Agreement, any Seller Notes existing immediately prior to the First Amendment Effective Date shall be deemed to be restated as a U.S. Dollar Seller Note in the form of Exhibit B-1 hereto as of the First Amendment Effective Date. The aggregate principal amount of the Seller Notes at any time shall be equal to the difference between (a) the aggregate principal amount on the issuance thereof and each addition to the principal amount of each Seller Note pursuant to the terms of Section 3.2 as of such time, minus (b) the aggregate amount of all payments made in respect of the principal of each Seller Note as of such time. All payments made in respect of a Seller Note shall be allocated, first, to pay accrued and unpaid interest thereon, and second, to pay the outstanding principal amount thereof. Interest on the outstanding principal amount of each Seller Note shall accrue at a rate per annum equal to the highest Base Rate in effect during the applicable Settlement Period plus the percentage agreed to from time to time by the applicable Seller, the Purchaser and the Administrative Agent, which initially shall be 2%, from and including the later of the First Amendment Effective Date and the applicable Seller Effective Date, to but excluding the last day of each Settlement Period and shall be paid (x) on each Settlement Date with respect to the principal amount of each Seller Note outstanding from time to time during the Settlement Period immediately preceding such Settlement Date and/or (y) on the maturity date thereof; provided, however, that, to the maximum extent permitted by law, accrued interest on a Seller Note which is not so paid shall be added, at the request of such Seller, to the principal amount of such Seller Note. Principal hereunder not paid or prepaid pursuant to the terms hereof shall be payable on the maturity date of a Seller Note. Default in the payment of principal or interest under a Seller Note shall not constitute a Purchase Termination Event under this Agreement, a Collection Agent Default or a Termination Event under the Receivables Transfer Agreement."

                  5. Amendment to Exhibit A of the Receivables Purchase Agreement. Exhibit A of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.

                  6. Amendment to Exhibit B of the Receivables Purchase Agreement. Exhibit B of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit B-1 and Exhibit B-2 attached hereto.

                  7. Amendment to Exhibit D of the Receivables Purchase Agreement. Exhibit D of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with Exhibit D attached hereto.

                  8. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Sellers, the Purchaser, the Funding Agents and the Required Committed Purchasers.

                  9. Representations and Warranties. Each of the Sellers hereby represent and warrant that each of the representations and warranties made by it in or pursuant to the Receivables Purchase Agreement shall be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (unless such representations and warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  10. Continuing Effect of Receivables Purchase Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Sellers or Purchaser that would require a waiver or consent of the Funding Agents and the Required Committed Purchasers. Except as amended hereby, the provisions of the Receivables Purchase Agreement are and shall remain in full force and effect.

                  11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                  CARCORP, INC., as Purchaser


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN PRODUCTS CO., as a Seller


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN CARPET & ACOUSTICS
                                     (MI), INC., as a Seller


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN CARPET & ACOUSTICS
                                     (TN), INC., as a Seller


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN ACCESSORY MATS, INC., as
                                     a Seller


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DURA CONVERTIBLE SYSTEMS, INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  AMCO CONVERTIBLE FABRICS, INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN PLASTICS, INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN CANADA INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN PLASTICS, LTD., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  BECKER GROUP, L.L.C., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  COLLINS & AIKMAN FABRICS, INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN AUTOMOTIVE INTERIORS,
                                     INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN AUTOMOTIVE EXTERIORS,
                                     INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TEXTRON CANADA LIMITED, as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  JPS AUTOMOTIVE, INC., as a Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  COLLINS & AIKMAN INTELLIMOLD, INC., as a
                                     Seller


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

CONSENTED TO:


JPMORGAN CHASE BANK, as Funding Agent and as
     Committed Purchaser


By:
   -------------------------------------------
   Name:
   Title:


CDC FINANCIAL PRODUCTS INC., as
   Funding Agent and as Committed
   Purchaser

By:
   -------------------------------------------
   Name:
   Title:


THE BANK OF NOVA SCOTIA, as
   Funding Agent and as Committed
   Purchaser


By:
   -------------------------------------------
   Name:
   Title:


GENERAL ELECTRIC CAPITAL
   CORPORATION, as Funding Agent
   and as Committed Purchaser


By:
   -------------------------------------------
   Name:  Craig Winslow
   Title: Duly Authorized Signatory

                                                                       EXHIBIT A

               PRINCIPAL PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE
                  AND LOCATION OF RECORDS AND RELATED SECURITY



                                                                       Principal Place of Business/
Name of Company                                                        Chief Executive Office
---------------                                                        -----------------------------

Collins & Aikman Products Co.                                          10101 Claude Freeman Drive
                                                                       Suite 150 West
                                                                       Charlotte, NC 28262

                                                                       or

                                                                       250 Stephenson Highway
                                                                       Troy, MI 48083

Collins & Aikman Carpet & Acoustics (MI), Inc.                         North America Head
                                                                       Office/Tech. Center
                                                                       47785 Anchor Court
                                                                       Plymouth, MI  48170

Collins & Aikman Carpet & Acoustics (TN), Inc.                         2409 Industrial Drive
                                                                       Springfield, TN  37172

Collins & Aikman Accessory Mats, Inc.                                  1212 Seventh Street, SW
                                                                       Canton, OH  44711

Dura Convertible Systems, Inc.                                         1365 East Beecher Street
                                                                       Adrian, MI  49221

Amco Convertible Fabrics, Inc.                                         1365 East Beecher Street
                                                                       Adrian, MI 49221

Collins & Alkman Plastics, Inc.                                        250 Stephenson Hwy. Suite 100
                                                                       Troy, MI 48083

Collins & Aikman Canada Inc.                                           Farnham Plant
                                                                       150 Collins Street
                                                                       Farnham, Quebec
                                                                       J2N 2N8

Collins & Aikman Plastics, Ltd.                                        165 Milner Avenue
                                                                       Scarborough, Ontario
                                                                       M1S 4G7

Becker Group, L.L.C.                                                   250 Stephenson Highway
                                                                       Troy, MI 48083


Collins & Aikman Fabrics, Inc.                                         1803 N. Main Street
                                                                       P.O. Box 643
                                                                       Roxboro, NC 27573

JPS Automotive, Inc.                                                   199 Blackhawk Road
                                                                       Greenville, SC 29611

Collins & Aikman Automotive Interiors, Inc.                            250 Stephenson Highway
                                                                       Troy, MI 48083

Collins & Aikman Automotive Exteriors, Inc.                            250 Stephenson Highway
                                                                       Troy, MI 48083

Textron Canada Limited                                                 40 King Street West, Suite 4400
                                                                       Toronto, Ontario
                                                                       M5H 3Y4

Carcorp, Inc.                                                          10101 Claude Freeman Drive
                                                                       Suite 150 West
                                                                       Charlotte, NC 28262

Collins & Aikman Intellimold, Inc.                                     4651 Platt Lane
                                                                       Ann Arbor, MI 48108


         LOCATION OF RECORDS AND RELATED SECURITY FOR ALL U.S. SELLERS:


10101 Claude Freeman Drive                           and each Seller's respective principal place of
Suite 150 West                                       business and chief executive office
Charlotte, NC 28262

       LOCATION OF RECORDS AND RELATED SECURITY FOR EACH CANADIAN SELLER:

                                250 Stephenson Highway
                                Troy, MI 48083,

                                10101 Claude Freeman Drive
                                Suite 150 West
                                Charlotte, NC 28262

                                                     and

Collins & Aikman Canada Inc.                         Farnham Plant
                                                     150 Collins Street
                                                     Farnham, Quebec
                                                     J2N 2N8

Collins & Aikman Plastics, Ltd.                      165 Milner Avenue
                                                     Scarborough, Ontario
                                                     M1S 4G7

Textron Canada Limited                               40 King Street West, Suite 4400
                                                     Toronto, Ontario M5H 3Y4



                                                                     EXHIBIT B-1


                         FORM OF U.S. DOLLAR SELLER NOTE
                                                              September 24, 2002


                  FOR VALUE RECEIVED, the undersigned, CARCORP, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of [SELLER] (the "Payee"), on the Purchase Termination Date relating to the Payee, the lesser of
(i) the Advance Limit or (ii) the aggregate unpaid principal amount of all Advances to the Maker from the Payee pursuant to the terms of the Receivables Purchase Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate per annum set forth in the Receivables Purchase Agreement and shall be payable in arrears on the last Business Day of each of the Maker's fiscal months.

                  The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this U.S. Dollar Seller Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this U.S. Dollar Seller Note and the Receivables Purchase Agreement.

                  The Maker shall have the right to prepay and, subject to the limitations set forth in the Receivables Purchase Agreement, reborrow Advances made to it without penalty or premium.

                  This U.S. Dollar Seller Note is one of the Seller Notes referred to in the Receivables Purchase Agreement, which, among other things, contains provisions for the subordination of this U.S. Dollar Seller Note to the rights of certain parties under the Receivables Transfer Agreement, all upon the terms and conditions specified in the Receivables Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Amended and Restated Receivables Purchase Agreement dated as of the date hereof among the Maker, the Payee and the other seller party thereto (as such agreement may from time to time be amended, supplemented or otherwise modified and in effect, the "Receivables Purchase Agreement").


                                     B-1-1

                  This U.S. Dollar Seller Note shall be governed by, and construed in accordance with the laws of the State of New York.

                                  CARCORP, INC.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                     B-1-2

                              ADVANCES AND PAYMENTS




                                                                            Unpaid Principal      Person Making the
          Date                   Advance           Principal/Interest       Balance of Note           Notation
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


                                     B-1-3

                                                                     EXHIBIT B-2


                       FORM OF CANADIAN DOLLAR SELLER NOTE

                                                              September 24, 2002

                  FOR VALUE RECEIVED, the undersigned, CARCORP, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of [SELLER] (the "Payee"), on the Purchase Termination Date relating to the Payee, the lesser of
(i) the Advance Limit or (ii) the aggregate unpaid principal amount of all Advances to the Maker from the Payee pursuant to the terms of the Receivables Purchase Agreement, in lawful money of Canada in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate per annum set forth in the Receivables Purchase Agreement and shall be payable in arrears on the last Business Day of each of the Maker's fiscal months.

                  The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this Canadian Dollar Seller Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Canadian Dollar Seller Note and the Receivables Purchase Agreement.

                  The Maker shall have the right to prepay and, subject to the limitations set forth in the Receivables Purchase Agreement, reborrow Advances made to it without penalty or premium.

                  This Canadian Dollar Seller Note is one of the Seller Notes referred to in the Receivables Purchase Agreement, which, among other things, contains provisions for the subordination of this Canadian Dollar Seller Note to the rights of certain parties under the Receivables Transfer Agreement, all upon the terms and conditions specified in the Receivables Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Amended and Restated Receivables Purchase Agreement dated as of the date hereof among the Maker, the Payee and the other seller party thereto (as such agreement may from time to time be amended, supplemented or otherwise modified and in effect, the "Receivables Purchase Agreement").


                                     B-2-1

                  This Canadian Dollar Seller Note shall be governed by, and construed in accordance with the laws of the State of New York.

                                  CARCORP, INC.



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                     B-2-2

                              ADVANCES AND PAYMENTS



                                                                            Unpaid Principal      Person Making the
          Date                   Advance           Principal/Interest       Balance of Note            Notation
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                     B-2-3

                                                                       EXHIBIT D


                           SELLERS IN ADDITION TO C&A



                                                                      State or Jurisdiction of
                             Name                                    Incorporation or Formation
                             ----                                    --------------------------
        Collins & Aikman Carpet & Acoustics (MI), Inc.                        Delaware

        Collins & Aikman Carpet & Acoustics (TN), Inc.                        Tennessee

            Collins & Aikman Accessory Mats, Inc.                             Delaware

                Dura Convertible Systems, Inc.                                Delaware

                Amco Convertible Fabrics, Inc.                                Delaware

               Collins & Aikman Plastics, Inc.                                Delaware

                 Collins & Aikman Canada Inc.                              Ontario, Canada

               Collins & Aikman Plastics, Ltd.                             Ontario, Canada

                     Becker Group, L.L.C.                                     Michigan

                Collins & Aikman Fabrics, Inc.                                Delaware

          Collins & Aikman Automotive Interiors, Inc.                         Delaware

         Collins & Aikman Automotive Exteriors, Inc.                          Delaware



                    Textron Canada Limited                                     Canada

              Collins & Aikman Intellimold, Inc.                              Michigan

                        Carcorp, Inc.                                         Delaware

                     JPS Automotive, Inc.                                     Delaware


Notice Address for all Sellers listed in this Exhibit D:

                  James C. Zabriskie, Assistant Treasurer
                  Collins & Aikman Products Co.
                  250 Stephenson Highway
                  Troy, MI 48083
                  Telephone: (248) 733-4108
                  Telecopy: (248) 824-1532






                                      D-2